UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 12, 2025
(Date of earliest event reported)

Ollie's Bargain Outlet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, upon the recommendation of the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”), the stockholders of the Company, at the Company’s annual meeting of stockholders held on June 12, 2025 (the “Annual Meeting”), approved the Ollie’s Bargain Outlet Holdings, Inc. 2025 Equity Incentive Plan (the “2025 Plan”).

The material features of the 2025 Plan are described in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the 2025 Plan incorporated herein by reference is qualified in its entirety by the text of the 2025 Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, the Company held the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect ten (10) directors to the Board to hold office until the 2026 annual meeting of stockholders or until their respective successors are elected and qualified.

The stockholders of the Company approved the election of each of the ten (10) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Alissa Ahlman	57,047,098	930,197	159,155	1,129,316
Mary Baglivo	57,039,372	938,494	158,584	1,129,316
Robert Fisch	56,860,471	1,214,987	60,992	1,129,316
Stanley Fleishman	53,693,759	4,380,183	62,508	1,129,316
Thomas Hendrickson	56,861,194	1,214,054	61,202	1,129,316
Abid Rizvi	57,000,486	976,746	159,218	1,129,316
John Swygert	57,018,312	1,056,230	61,908	1,129,316
Eric van der Valk	57,590,850	484,588	61,012	1,129,316
Stephen White	56,997,094	1,078,374	60,982	1,129,316
Richard Zannino	56,249,963	1,825,351	61,136	1,129,316

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The stockholders of the Company approved a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,108,519	2,913,731	114,200	1,129,316

3. To approve the 2025 Plan, which the Board approved and adopted, subject to approval by the Company’s stockholders at the Annual Meeting, to succeed the Company’s 2015 equity incentive plan, which is expiring.

The Company’s stockholders approved the vote on the proposal to approve the 2025 Plan, which the Board adopted, to succeed the Company’s 2015 equity incentive plan, which is expiring. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,909,397	2,156,993	70,060	1,129,316

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026. The voting results are set forth below:

Votes For	Votes Against	Abstain
58,615,224	564,385	86,157

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX
Exhibit No.	Description
4.1	Ollie’s Bargain Outlet Holdings, Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ James J. Comitale

		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 18, 2025